                                                                      EXHIBIT 21

                                    TXU CORP
                              SUBSIDIARY HIERARCHY
                                  March 5, 2002

                        EFFECTIVE AS OF DECEMBER 31, 2001

                                                                State or Country
                                                                of Incorporation
TXU Corp.                                                              Texas
     TXU Capital I                                                   Delaware
     TXU Electric Company                                              Texas
        TXU Electric Capital I                                       Delaware
        TXU Electric Capital II                                      Delaware
        TXU Electric Capital III                                     Delaware
        TXU Electric Capital IV                                      Delaware
        TXU Electric Capital V                                       Delaware
        TXU Electric Capital VI                                      Delaware
        TXU Electric Capital VII                                     Delaware
        TXU Electric Capital VIII                                    Delaware
        TXU Transition Bond Company LLC                              Delaware
     TXU Energy Industries Company                                     Texas
        TXU SESCO Company                                              Texas
         TXU SESCO Energy Services Company                             Texas
        TXU Fuel Company                                               Texas
        TXU Mining Company                                             Texas
       TXU Holdings Company                                          Delaware
          Communications License Holdings I, Inc                       Texas
       TXU Investment Company                                          Texas
         Pinnacle One GP, LLC (1)                                    Delaware
            Pinnacle One Partners, L.P. (2)                          Delaware
               Pinnacle I, Inc.                                      Delaware
               TXU Communications Ventures Company                   Delaware
                  TXU Communications Services Company                  Texas
                  TXU Communications Telephone Company                 Texas
                  TXU Communications Telecom Services Company          Texas
                  TXU Communications Transport Company                 Texas
                     East Texas Fiber Line, Inc.  (3)                  Texas
                  Fort Bend Telephone Company                          Texas
                     Fort Bend Cellular, Inc.                          Texas
                  Fort Bend Long Distance Company                      Texas
                  Fort Bend Wireless Company                           Texas
                  TelCon, Inc.                                       Minnesota
                  FBCIP, INC.                                          Texas
       TXU Energy Services Company                                     Texas
           TXU Chilled Water Solutions Company                         Texas
           TXU SEM Company                                             Texas
           MyHomeKey.com, Inc. (4)                                   Delaware
           Pantellos Corporation (5)                                 Delaware
        TXU Business Services Company                                  Texas
        TXU Properties Company                                         Texas
        Basic Resources Inc.                                           Texas

   Chaco Energy Company                                              New Mexico
   TXU Development Company                                              Texas
         EDC Four Inc. (6)                                             Delaware
         Encogen Four Partners, L.P. (7)                               Delaware
         EDC Northwest Cogeneration, Inc.                              Delaware
         EIL India, L.L.C. (8)                                          Texas
         Ensat Northwest Cogeneration Company (9)                       Texas
             Electron Fees, Inc.                                        Texas
         Enserch Development Corporation Hamakua, Inc.                  Texas
         Enserch International Ltd.                               Cayman Islands
             Enserch International Meishan Ltd.                   Cayman Islands
    National Pipeline Company                                           Texas
         Enserch de Mexico S.A. de C.V. (10)                            Mexico
             Enserch de Monterrey S. A. de C. V. (11)                   Mexico
                 Compania Mexicana de Gas S.A. de C.V. (12)             Mexico

TXU Gas Company                                                         Texas
    TXU Gas Distribution Company (an unincorporated division)
    TXU Lone Star Energy (an unincorporated division)
    TXU Lone Star Pipeline (an unincorporated division)
    TXU Processing Company                                             Delaware
    TXU Energy Trading Company                                          Texas
         TXU Energy Trading (California) Company                        Texas
         TXU Energy Trading (Canada) Company                            Texas
         TXU Energy Trading Canada Limited                              Canada
         Energetica de Mexcio, S.A. de C.V. (13)                        Mexico
         Servicios de Energetica de Mexico, S.A. de C.V. (13)           Mexico
    ENS Holdings I, Inc.                                                Texas
    ENS Holdings II, Inc.                                               Texas
    TXU Vermont Insurance Company                                      Vermont
    ENSERCH E&C Holdings, Inc.                                          Nevada
         ENSERCH E&C, Inc.                                              Nevada
         Ebasco Services of Canada Limited                              Canada
    TXU Gas Capital I                                                  Delaware
    Enserch Finance (II), Inc.                                          Texas
    Enserch Finance N.V.                                         Netherlands Antilles
    Enserch House, Inc.                                                 Texas
    TXU Receivables Company                                            Delaware
    TXU Utility Solutions (Texas) Company                               Texas
    TXU Utility Solutions (North America) Company                       Texas
    LS Energy, Inc.                                                     Texas
    Lone Star Energy Services, Inc.                                     Texas
    Lone Star Gas Company of Texas, Inc.                                Texas
    Enserch International Investments Limited                          Delaware


TXU Finance (No. 2) Holdings Company                                   Delaware
TXU United Kingdom Holdings Company                                    Delaware
    TXU Finance (No. 1) Holdings Company                               Delaware
    Lone Star Gas International, Inc.                                   Texas

         TXU International Holdings Limited (14)                                                      United Kingdom
              TXU Finance (No. 3) Limited                                                             United Kingdom
              TXU Europe Limited                                                                      United Kingdom
                  TXU Eastern Finance (A) Limited                                                     United Kingdom
                  TXU Eastern Finance (B) Limited                                                     United Kingdom
                      TXU Eastern Funding Company (15)                                                United Kingdom
                  TXU Europe CP, Inc.                                                                   Delaware
                      TXU Europe Capital I                                                              Delaware
                      TXU Europe Funding I, L.P. (16)                                                   Delaware
                  TXU Finance (No. 2) Limited (17)                                                    United Kingdom
                      TXU Europe (Spanish Holdings) Limited                                           United Kingdom
                           TXU Europe (Espana) S.L.                                                      Spain
                      TXU Acquisitions Limited                                                        United Kingdom
                           The Energy Group Limited                                                   United Kingdom
                               Energy Holdings (No. 2) Limited                                        United Kingdom
                                    Consolidated Gold Fields Limited (in liquidation)                 United Kingdom
                                    Anglo-French Exploration Company Limited                          United Kingdom
                                    CGF Investments Limited                                           United Kingdom
                                    Energy Group International Limited (The)                          United Kingdom
                                    Exploration Ventures Limited (18)                                 United Kingdom
                                    Exven Limited (19)                                                United Kingdom
                                    Global Energy Finance LLC                                           Delaware
                                    Gold Fields Industrial Holdings Limited                           United Kingdom
                                    Gold Fields Mining & Industrial Limited (20)                      United Kingdom
                                        Angbur Investment Trust Limited                               United Kingdom
                                            Rose, Lloyd & Co. Limited (21)                            United Kingdom
                                        Mining & Industrial Holdings Limited                          United Kingdom
                                    Gold Fields Rhodesian Development Company Limited                 United Kingdom
                                    Minven Minerals Limited (22)                                      United Kingdom
                                    New Consolidated Gold Fields Limited                              United Kingdom
                                    Peabody Resources (UK) Limited                                    United Kingdom
                                        Gold Fields Resources Limited (23)                            United Kingdom
                                        Gold Fields Industrial Limited                                United Kingdom
                                            C. Tennant Leasing Limited                                United Kingdom
                                            C. Tennant, Sons & Company Limited                        United Kingdom
                                                 Tennant Trading Limited                              United Kingdom
                                                 Tennant Security Limited                             United Kingdom
                                   Gold Fields Mahd Adh Dhahab Limited                                United Kingdom
                                   Whitby Potash Limited                                              United Kingdom
                       TXU Europe Group plc                                                           United Kingdom
                                    24 Seven Utility Services Limited                                 United Kingdom
                                        24 Seven Contract Services Limited                            United Kingdom
                                    Eastern Generation Godarvi Services Limited                            India
                                    TXU Europe (Hood No. 2) Limited                                   United Kingdom
                                        TXU Europe (Hood) Limited                                     United Kingdom
                                    TXU Germany Limited                                               United Kingdom
                                        Stadtwerke Kiel AG (24)                                           Germany
                                            ARES Energie-Direkt GmbH                                      Germany
                                            SW Kiel Netz GmbH                                             Germany
                                            SW Kiel Service GmbH                                          Germany

                        24 Sieben GmbH                                                                      Germany
                  TXU (UK) Holdings Limited (formerly Eastern Natural Gas Ltd)                          United Kingdom
                     TXU Europe Energy Trading Limited                                                  United Kingdom
                  Energy Holdings (No.6) Limited                                                        United Kingdom
                     TXU Europe Power Limited                                                           United Kingdom
                       Eastern Electricity Holdings Limited                                             United Kingdom
                       TXU Europe High Marnham Limited                                                  United Kingdom
                       TXU Europe Drakelow Limited                                                      United Kingdom
                     TXU Europe Energy Trading Limited                                                  United Kingdom
                       TXU (UK) Limited                                                                 United Kingdom
                             Servista.com Limited                                                       United Kingdom
                             TXU Direct Sales Limited                                                   United Kingdom
                                   TXU Warm Front Limited                                               United Kingdom
                     Eastern Electricity Holdings Limited                                               United Kingdom
                       Eastern Electricity Limited                                                      United Kingdom
                               Ecopower Trust Limited                                                   United Kingdom
                               Electricity Pensions Limited                                             United Kingdom
                  Aspclear Limited                                                                      United Kingdom
                  Eastern Group Share Scheme Trustees Limited                                           United Kingdom
                  F.W. Cook (Mechanical Services) Limited                                               United Kingdom
                  Star Security (U.K.) Limited                                                          United Kingdom
                  Eastern Group Insurance Services Limited                                                Isle of Man
                  Eastern Corporate Insurance Limited                                                     Isle of Man
                  Eastern Generation Poland Sp. z.o.o. (in liquidation)                                     Poland
                  Eastern Energy Sp. z.o.o.                                                                 Poland
                  Zamosc Energy Company Sp. z o.o. (25)                                                     Poland
                  Synergia Trading S.A.                                                                      Spain
                  Eastern Norge Kobbelv A.S.                                                                Norway
                  Eastern Norge Svartisen A.S.                                                              Norway
                  Web Power Limited                                                                        Mauritius
                  TXU Europe Direct Sales Limited                                                       United Kingdom
                  TXU Europe Property Limited                                                           United Kingdom
                  Eastern Group Finance Limited                                                         United Kingdom
                  TXU Europe Leasing (4) Limited                                                        United Kingdom
                  TXU Europe Leasing (5) Limited                                                        United Kingdom
                  Eastern Private Network Management Limited                                            United Kingdom
                  TXU Europe Overseas Finance Limited                                                   United Kingdom
                    Teplarny Brno Holdings Limited                                                      United Kingdom
                  TXU Finland Holdings Limited                                                          United Kingdom
                      Eastern PFS 8 Limited                                                             United Kingdom
                      Savon Voima Oyj (26)                                                                 Finland
                         Salmi Voima Oy                                                                    Finland
                         Pieksamaen Energia Oy (27)                                                        Finland
                         Kymppiovoima Oy   (28)                                                            Finland
                         Savon Energia Oy                                                                  Finland
                         Kymppivoima Tuotanto Oy (29)                                                      Finland
                         Oy Vesirakentaja (30)                                                             Finland
                         Voimapuhelin Maja Oy (31)                                                         Finland
                         Ita-Suomen Energia Oy (32)                                                        Finland
                  Logicalform Limited                                                                   United Kingdom

                     TXU Nordic Energy Oy ("PVO") (33)                                                    Finland
                          TXU Nordic Holdings Limited                                                 United Kingdom
                          Pohjolan Voima Oy (34)                                                          Finland
                               PVO-Huippuvoima Oy                                                         Finland
                               PVO-Vesivoima Oy                                                           Finland
                                   Lanis-Suomen Voima Oy (34a)                                            Finland
                                   Tornionlaakson Voima Oy (34b)                                          Finland
                                   Voimalohi Oy (34c)                                                     Finland
                               Fingrid Oy(35)                                                             Finland
                               Mussalon Voima Oy                                                          Finland
                               Veitsiluodon Voima                                                         Finland
                               Oulun Voima Oy                                                             Finland
                               Teollisuuden Voima Oy (36)                                                 Finland
                                   Olkiluodon Vesi Oy                                                     Finland
                                   Perusvoima Oy                                                          Finland
                                   Polartest Oy (36a)                                                     Finland
                                   Radtek Oy (36b)                                                        Finland
                                   TVO Nuclear Services Oy                                                Finland
                               Karmijarven Voima Oy                                                       Finland
                               Oy Alholmens Kraft Ab (37)                                                 Finland
                               PVO-Lampovoima Oy                                                          Finland
                                   Vaskiluodon Voima Oy (37a)                                             Finland
                                   Nokian Lampovoima Oy (37b)                                             Finland
                                   Tahkuluodon Polttooljy Oy (37c)                                        Finland
                               Jamsankosken Voima Oy                                                      Finland
                               Kymin Voima Oy (38)                                                        Finland
                               Jarvi-Suomen Voima Oy (39)                                                 Finland
                               PVO-Innopower Oy (40)                                                      Finland
                               Kokkolan Voima Oy                                                          Finland
                               Powest Oy (41)                                                             Finland
                               PVO-Pool Oy                                                                Finland
                               PVO-Voimaverkko Oy                                                         Finland
                               Rouhialan Voimansiirto Oy                                                  Finland
                               PVO Empower Oy (41a)                                                       Finland
                                   Power-IT Oy                                                            Finland
                                   Lansi-Suomen Yhteiskarytto Oy                                          Finland
                                   Suomen Voimatekniikka (41b)                                            Finland
                                   Power-OM Oy                                                            Finland
                                   Fincopower Oy (41c)                                                    Finland
                                   Power-Deriva Oy (41d)                                                  Finland
                                   Esti Electrivorkude Ehituse AS (41e)                                   Finland
                                   Ramse Consulting Oy (41f)                                              Finland
                                        Power Contractor Oy                                               Finland
                                        Hicon Oy                                                          Finland
                                   PVO Engineering Oy                                                     Finland
                                        Winwind Oy (41g)                                                  Finland
                                            PVO-Engineering Eesti Oy                                      Finland
                                            Powertechnics Oy                                              Finland
                     Energy Holdings (No. 6) Limited                                                  United Kingdom
                     TXU Europe Power Limited                                                         United Kingdom

                                        Anglian Power Generators Limited                              United Kingdom
                                        Stallingborough CHP Limited                                   United Kingdom
                                        Citigen (London) Limited                                      United Kingdom
                                        Drakmarn Staff Limited                                        United Kingdom
                                        TXU Europe Power Development Limited                          United Kingdom
                                        TXU Europe Power Research Limited                             United Kingdom
                                        TXU Europe Merchant Generation Limited                        United Kingdom
                                        TXU Europe Merchant Properties Limited                        United Kingdom
                                        Peterborough Power Limited                                    United Kingdom
                                        Shotton Combined Heat and Power Limited                       United Kingdom
                                        Barking Power Limited (42)                                    United Kingdom
                                        TXU Europe Group Renewable Generation Limited                 United Kingdom
                                        TXU Europe Power Services Limited                             United Kingdom
                                        Nedalo B.V.                                                     Netherlands
                                        Nedalo (UK) Limited                                           United Kingdom
                                    TXU UK Limited (43)                                               United Kingdom
                                        Norweb Energi Limited                                         United Kingdom
                                        E Gas Limited                                                 United Kingdom
                                            TXU Europe (Ten) Limited                                  United Kingdom
                                            TXU Europe Natural Gas (Trading) Limited                  United Kingdom
                                            TXU Europe Energy Trading B.V.                              Netherlands
                                                 TXU Europe Energy Trading (UK) Limited               United Kingdom
                                                 TXU Europe Energy Trading Deutschland GmbH               Germany
                                                 TXU Europe Energy Trading (Nederland) BV               Netherlands
                                                 TXU Europe Energy Trading (Poland) Sp. z.o.o             Poland
                                                 TXU Europe Energy Trading (Italia) SpA (44)               Italy
                                                 Parque Eolico La Carracha SL (45)                         Spain
                                                 Parque Eolico Plana de Jarreta SL (46)                    Spain
                                                     Nuevos Parques Eolicos La Muela AIE (47)              Spain
                                            TXU Europe Ironbridge Limited                             United Kingdom
                                    TXU Europe Capital Power Limited                                  United Kingdom
                                    Eastern Distribution Services Limited                             United Kingdom
                                    Eastern Electrical Contracting Limited                            United Kingdom
                                    Eastern Electricity Contracting Limited                           United Kingdom
                                    Eastern Electricity Energy Traders Limited                        United Kingdom
                                    Eastern Electricity Retail Limited                                United Kingdom
                                    Eastern Energy Brokers Limited                                    United Kingdom
                                    Eastern Energy Management Limited                                 United Kingdom
                                    Eastern Energy Services Limited                                   United Kingdom
                                    Eastern Energy Trading Limited                                    United Kingdom
                                    Eastern Group Property Management Limited                         United Kingdom
                                    Eastern Group Telecoms Limited                                    United Kingdom
                                    TXU Europe Trading Limited                                        United Kingdom
                                    Eastern (Kobbelv) Limited                                         United Kingdom
                                    Eastern (Svartisen) Limited                                       United Kingdom
                                    Eastern Leasing (1) Limited                                       United Kingdom
                                    Eastern Leasing (2) Limited                                       United Kingdom
                                    Eastern Leasing (3) Limited                                       United Kingdom
                                    Eastern Limited                                                   United Kingdom
                                    Eastern Marketing Company Limited                                 United Kingdom

                                    Eastern Metering and Data Collection Limited                      United Kingdom
                                    Eastern Network Management Limited                                United Kingdom
                                        TXU Europe (Blade No.2) Limited                               United Kingdom
                                        TXU Europe (Blade) Limited                                    United Kingdom
                                        The Pudentstudent.com Limited                                 United Kingdom
                                    TXU Energi Limited                                                United Kingdom
                                    Solway Offshore Limited                                           United Kingdom
                                            The PrudentStudent.com Limited                            United Kingdom
                                        Gwynedd Power Limited                                         United Kingdom
                                        TXU Europe Power Production Services Limited                  United Kingdom
                                        Optima Gas Limited                                            United Kingdom
                                        Optima Power Limited                                          United Kingdom
                                        Shield Collection and Recovery Services Limited               United Kingdom
                                        Simple Heat Limited                                           United Kingdom
                                        The Energy Merchant Limited                                   United Kingdom
                                        TXU Europe Managed Services                                   United Kingdom
                               Energy Group Holdings B.V.                                               Netherlands
                                    Energy Group Overseas B.V.                                          Netherlands
                           Energy Holdings (No. 3) Limited                                            United Kingdom
                               Energy (30) Limited                                                    United Kingdom
                               Energy Trustees Limited                                                United Kingdom
                               Energy Holdings (No. 4) Limited                                        United Kingdom
                                    Energy Holdings (No. 5) Limited                                   United Kingdom
                                        Energy Group Finance Limited                                  United Kingdom
                                        TEG Head Office Limited                                       United Kingdom
                                        Energy Holdings (No. 1) Limited                               United Kingdom
                                            Major Insurance Company                                       Bermuda
                                    Alliedhike Limited                                                United Kingdom
                                    Energy Nominees Limited                                           United Kingdom
                                    Energy Resources Limited                                          United Kingdom
              TXU Australia (LP) No. 1 Limited                                                        United Kingdom
              TXU Australia (LP) No. 2 Limited                                                        United Kingdom
              TXU Australia Holdings (AGP) Pty. Ltd.                                                    Australia
                  TXU Australia Holdings Limited Partnership (48)                                       Australia
                      TXU Australia Holdings Pty. Ltd.                                                  Australia
                           TXU Australia Pty. Ltd.                                                      Australia
                               TXU Electricity Limited                                                  Australia
                                    Eastcoast Gas Pty. Ltd. (48a)                                       Australia
                                    TXU (No. 14) Pty. Ltd.                                              Australia
                                    TXU (No. 15) Pty Ltd                                                Australia
                                    TXU Networks Pty. Ltd.                                              Australia
                               TXU (No. 13) Pty. Ltd.                                                   Australia
                               Global Customer Solutions Pty. Ltd.                                      Australia
                               TXU Australia (Bairnsdale Power) Pty. Ltd.                               Australia
                               TXU Australia Services Pty. Ltd.                                         Australia
                                    TXU Share Plan Pty Ltd                                              Australia
                               Joule Resources Pty. Ltd.                                                Australia
                               TXU Torrens Island Pty. Ltd.                                             Australia
                               TXU (South Australia) Pty. Ltd.                                          Australia

                 TXU (No. 3) Pty. Ltd.                              Australia
                 TXU (No. 3) Pty. Ltd.                              Australia
                 TXU (No. 6) Pty. Ltd.                              Australia
                      TXU Australia (Queensland) Pty. Ltd.          Australia
                 TXU (No. 7) Pty. Ltd.                              Australia
                      TXU Gas Storage Pty Ltd                       Australia
                 TXU MEB Holdings Pty Ltd                           Australia
                 TXU  (No. 8) Pty. Ltd.                             Australia
                      TXU (No. 9) Pty. Ltd.                         Australia
                        TXU Pty. Ltd.                               Australia
                            TXU Home Services Pty. Ltd.             Australia
                        TXU Networks (Gas) Pty. Ltd.                Australia
                            Gasmart (Vic) Pty. Ltd. (49)            Australia
                        TXU MEB Pty. Ltd.                           Australia
                          TXU VN Pty Ltd                            Australia
                          Victoria Networks Pty Ltd                 Australia
           TXU (No. 12) Pty. Ltd.                                   Australia











---------------------------
(1)      50% Class B Membership owned by TXU Investment Company.
(2) 49.75% limited partnership interest owned by TXU Investment Company, .5% general partnership interest owned by Pinnacle One GP, LLC.
(3)      63% owned by TXU Communications Transport Company.
(4)      16.1% owned by TXU Services Company.
(5)      5.389% owned by TXU Energy Services Company.
(6)      50% owned by TXU Development Company.
(7)      1% general partnership interest owned by TXU Development Company.
(8)      40% owned by TXU Development Company.
(9)      49% owned by TXU Development Company.
(10) 99% owned by National Pipeline Company and 1% owned by TXU Development Company.
(11) 99.99% owned by Enserch de Mexico S.A. de C.V. and .01% owned by TXU Development Company.
(12)     60% owned by Enserch de Monterrey S.A. de C.V.
(13) Joint venture with Gas de France ("GDF"). In order for GDF to consolidate its Mexico entities for tax purposes, GDF owns one more share than TXU Energy Trading Company ("Trading") in each of the companies. The result is they own 50% plus a small fraction of a percent more than Trading.
(14) 85% owned by TU United Kingdom Holdings, Inc. and 15% owned by TXU Finance (No. 1) Holdings Company.
(15) 50% owned by TXU Eastern Finance (A) Limited and 50% owned by TXU Eastern Finance (B) Limited.
(16)     Owned 15% by TXU Europe Ltd., and 85% by TXU Europe Capital 1)

(17) 90% owned by TXU Europe Limited and 10% owned by TXU Finance (No. 2) Holdings Company.
(18)     50% owned by Energy Holdings (No. 2) Limited.
(19) Owned 76% by Energy Holdings (No. 2) Limited and 24% by Consolidated God Fields)
(20)     70% owned by Energy Holdings (No. 2) Limited.
(21) 50% owned by Angbur Investment Trust Limited and 50% owned by Gold Fields Mining & Industrial Limited.
(22)     30% owned by Energy Holdings (No. 2) Limited.
(23) 80% owned by Energy Holdings (No. 2) Limited and 20% owned by Peabody Resources (UK) Limited.
(24)     51% owned by TXU Germany Limited.
(25)     49% owned by TXU Europe Group plc.
(26)     39.87% owned by TXU Finland Holdings Limited.
(27)     99.2% owned by Savon Voima Oyj
(28)     30.87% owned by Savon Voima Oyj
(29)     25.95% owned by Savon Voima Oyj
(30)     24.5% owned by Savon Voima Oyj
(31)     25% owned by Savon Voima Oyj
(32)     20.9% owned by Savon Voima Oyj
(33) 80.1% owned by TXU Nordic Energy Oy. Certain subsidiaries of PVO track with the various classes of stock issued by PVO. Only the owner of the individual classes of shares are entitled to the income and power production of the subsidiary which tracks with the particular class of stock. The only entitlement which other owners have is equal distribution in the case of complete liquidation. TXU Nordi Energy owners 60.2% of the class C shares of PVO. This represents approximately 14.7% of the total of PVO. Therefore, TXU Nordic only has rights to those entities which track to the Class C shares or those entities which do not track to a specific class of shares, except in the case of liquidation.
(34)     60.2% owned by TXU Nordic Energy Oy.
(34a)    19.9% ownership by PVO-Lansi-Soumen Voima Oy
(34b)    50% ownership by PVO-Lansi-Soumen Voima Oy
(34c)    50% ownership by PVO-Lansi-Soumen Voima Oy
(35)     25% owned by Pohjolan Voima Oy
(36)     57% owned by Pohjolan Voima Oy.
(36a)    22.5% owned by Teollisuuden Voima Oy
(36b)    30% owned by Teollisuuden Voima Oy
(36c)    60% owned by Teollisuuden Voima Oy
(37)     49.9% owned by Pohjolan Voima Oy.
(37a)    50% owned by PVO-Lampovoima Oy
(37b)    80.1% owned by PVO-Lampovoima Oy
(37c)    32% owned by PVO-Lampovoima Oy
(38)     76% owned by Pohjolan Voima Oy
(39)     70% owned by Pohjolan Voima Oy
(40)     63% owned by Pohjolan Voima Oy
(41)     70% owned by Pohjolan Voima Oy
(41a)    77% owned by Pohjolan Voima Oy
(41b)    30% owned by Pohjolan Voima Oy
(41c)    4% owned by Pohjolan Voima Oy
(41d)    50% owned by Pohjolan Voima Oy
(41e)    59% owned by Pohjolan Voima Oy
(41f)    55% owned by Pohjolan Voima Oy
(41g)    24.9% owned by PVO Engineering Oy
(42)     13.5% owned by TXU Europe Power Limited.
(43) Split ownership between Eastern Electricity Holdings and Energy Holdings (No.6) Limited

(44) 99% owned by TXU Europe Energy Trading BV and 1% owned by TXU Europe Group plc.
(45)     40% owned by TXU Europe Energy Trading BV
(46)     40% owned by TXU Europe Energy Trading BV
(47) 50% owned by Parque Eolico La Carracha SL and 50% owned by Parque Eolico Plana de Jarreta SL
(48) .05% owned by TXU Australia Holdings (AGP) Pty. Ltd., 49.75% owned by TXU Australia (LP) No. 2 Limited, and 49.75% owned by TXU Australia
         (LP) No. 1 Limited.
(48a)    50% owned by TXU Electricity Limited.
(49)     33% owned by TXU Networks (Gas) Pty. Ltd.

Except as noted above, the voting stock of each subsidiary company and their subsidiaries and affiliates is wholly owned (100%) by its parent or a wholly-owned affiliate.

                                   Affiliates

                                                              State or County
                                                              of Incorporation
                                                               or Organization

Enserch SACROC Inc. (1)                                            Texas
ENS Holdings Limited Partnership (2 )                              Texas
GTE Mobilnet of South Texas, L.P. (3)                              Texas
GTE Mobilnet of Texas RSA #11, L.P. (4)                            Texas
GTE Mobilnet of Texas RSA #17, L.P. (5)                            Texas
Texas RSA #11B Limited Partnership (6)                             Texas
ICMC Power Consortium, Inc. (7)                                   New York
ESN Holdings Limited (8)                                       United Kingdom
NFPA Holdings Limited (10)                                     United Kingdom
Electricity Association Limited (11)                           United Kingdom
Electricity Pension Trustees Limited (12)                      United Kingdom
Barking Power Limited (13)                                     United Kingdom
Gasmart (Vic) Pty. Ltd. (14)                                      Australia
EIP Holdings LLC (15)                                             Delaware
Shaanxi Shenmu Shenhua Enserch Power Generation LLC (16)           China
Master Registered Agreement Services (17)                      United Kingdom




------------------------

(1) 99.65% owned by Enserch Finance II, Inc. and 0.35% owned by ENS Holdings Limited Partnership.
(2) Limited Partnership: ENS Holdings II, Inc. (99%) and ENS Holdings I, Inc. (1%).
(3)     Limited Partnership:  TXU Communications Transport Company (2.34%).
(4)     Limited Partnership: TXU Communications Transport Company (18%).
(5)     Limited Partnership: TXU Communications Transport Company (17%).
(6)     Limited Partnership: TXU Communications Transport Company (18%).
(7)     12.93% owned by TXU Development Company.
(8)     6.97% owned by TXU UK Limited.
(10)    8.3% owned by TXU UK Limited.
(11)    3.88% owned by TXU Europe Group plc.
(12)    5.99% owned by TXU Europe Group plc.
(13)    13.5% owned by TXU Europe Power Limited.
(14)    33% owned by TXU Networks (Gas) Pty. Ltd.
(15)    20% ($2.5M) membership interest owned by TXU Energy Trading Company.
(16)    49% joint venture interest owned by Enserch International Limited.
(17)    5.55% owned by TXU UK Limited and 5.55% owned by Norweb Energi Limited